Acquisitions of Subsidiaries - Schedule of Consideration Transferred (Details) $ in Thousands	Dec. 31, 2023 USD ($)
Schedule of Consideration Transferred [Abstract]
Cash through amount due to ultimate holding company	$ 2,540
Ordinary shares of the intermediate holding company	5,607
Ordinary shares of immediate holding company	5,607
Other consideration payable	3,077
Net assets acquired	$ 16,831